UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2006

Fortress America Acquisition Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-51426	20-2027651
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4100 North Fairfax Drive, Suite 1150 Arlington, Virginia	22203-1664
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 528-7073

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐Written communication pursuant to Rule 245 under the Securities Act (17 CFR 230.425)

☒Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchanged Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On October 30, 2006, Fortress America Acquisition Corporation (the “Company”) announced that the Company filed an amendment to its preliminary proxy statement with the Securities and Exchange Commission in connection with the Company’s proposed acquisition of VTC, L.L.C., doing business as “Total Site Solutions”, and Vortech, LLC. The amendment has a filing date of October 30, 2006. A copy of the press release announcing the filing of the amendment is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

99.1	Press Release dated October 30, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fortress America Acquisition Corporation
(Registrant)

Date: October 30, 2006	By:	/s/ Harvey L. Weiss
Harvey L. Weiss
Chief Executive Officer

Exhibit Index

Exhibit No.	Document

99.1	Press Release dated October 30, 2006